Exhibit 99.1 INVESTOR PRESENTATION March 2025

FORWARD LOOKING STATEMENTS & OTHER IMPORTANT CAUTIONS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts of future events. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward- looking statements include statements relating to the operations of the Company, strategies, prospects, and other aspects of the business of the Company that are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the impact of any changes to the coverage and reimbursement levels for the Company’s products (including as a result of recently proposed local coverage determinations scheduled to take effect in April 2025); (2) the Company faces significant and continuing competition, which could adversely affect its business, results of operations and financial condition; (3) rapid technological change could cause the Company’s products to become obsolete and if the Company does not enhance its product offerings through its research and development efforts, it may be unable to effectively compete; (4) to be commercially successful, the Company must convince physicians that its products are safe and effective alternatives to existing treatments and that its products should be used in their procedures; (5) the Company’s operating results may fluctuate significantly as a result of a variety of factors, many of which are outside of the Company’s control; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (8) the Company’s ability to maintain production or obtain supply of its products in sufficient quantities to meet demand; (9) the impact of the suspension of commercialization of: (a) ReNu and NuCel in connection with the expiration of the FDA’s enforcement grace period for HCT/Ps on May 31, 2021 and (b) Dermagraft in the second quarter of 2022 pending transition of manufacturing to a new manufacturing facility or a third-party manufacturer; (10) whether the Company is able to obtain regulatory approval for and successfully commercialize ReNu; and (11) other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including Item 1A (Risk Factors) of the Company’s Form 10-K for the year ended December 31, 2024. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Confidentiality This presentation is provided for the use of the party whom it was provided to only, and is not to be copied or distributed to any other party, except for a purchaser representative or a legal or tax advisor of such party, without our prior written consent. By accepting this presentation, the recipient agrees to maintain the confidentiality of the non-public information contained herein, if any. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. 2

NON-GAAP FINANCIAL MATTERS The Company has presented the following measures that are not measures of performance under accounting principles of generally accepted in the United States (“GAAP”): EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA are not measurements of our financial performance under GAAP and these measures should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities (including net cash used in operating activities and purchases of property and equipment) as a measure of our liquidity. EBITDA as used herein is defined as net income (loss) before depreciation and amortization, interest expense and income taxes. The Company defines Adjusted EBITDA as EBITDA, further adjusted for the impact of certain items that the Company does not consider indicative of its core operating performance. These items include, if and as applicable: (1) non-cash equity compensation, (2) restructuring charges, (3) write-off of the capitalized costs related to certain unfinished construction work and other long-term assets, (4) fees paid in connection with settlement of previously disputed group purchasing organization fees , (5) the cancellation fee for terminating certain agreements or pausing a certain construction project, (6) legal and consulting fees associated with, as well as compensation expense related to retention for certain sales employees impacted by the published and subsequently withdrawn local coverage determinations, (7) impairment of a purchased building and associated unfinished construction work and (8) the write-down of costs previously capitalized in the development of internal-use software, that the Company determined have no future value. The Company presented Adjusted EBITDA in this presentation because it is a key measure used by the Company’s management and Board of Directors to understand and evaluate the Company’s operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the Company’s management believes that the exclusion of certain items in calculating Adjusted EBITDA can produce a useful measure for period-to-period comparisons of the Company’s business. The Company’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate EBITDA, Adjusted EBITDA and other non-GAAP measures differently, and therefore the Company’s EBITDA, Adjusted EBITDA, and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. A reconciliation of the non-GAAP measures used in this presentation to the most closely comparable GAAP measure is set forth in the Presentation. 3

ORGANOGENESIS

PIONEERING *cellular and tissue-based innovations*

Founded in 1985—our first **regenerative technology**	>	Solving big **unmet patient needs**	>	Innovating in **transformative science**	>	Validating with **robust data and clinical outcomes**
						

LEADING *in regenerative medicine and improving lives*

ORGANOGENESIS | 4

DRIVEN BY OUR MISSION AND VISION Our Mission Our Vision Advancing Healing And Recovery A Force For Meaningful Change, Beyond Expectations Setting Higher Expectations in Healing And Recovery 5 5

LARGE UNMET PATIENT NEEDS 1 2 3 >10M Chronic Wounds | >17M Acute Wounds | >32M Americans with Knee OA BIG PROBLEMS FUELED BY SECULAR Aging | Obesity | Trauma | Diabetes | Heart and Vascular Disease TAILWINDS REQUIRE INNOVATIVE Regenerative Therapies | Multiple Technologies | Delivered at Scale SOLUTIONS 1) 2021 Human Wound and Its Burden: Updated 2020 Compendium of Estimates; Advances in Wound Care 6 2) Sen CK. Human Wound and Its Burden: Updated 2022 Compendium of Estimates. Adv Wound Care. 6 6 3) 2024 BioMedGPS - SmartTRAK

MARKET OPPORTUNITY SUPPORTING PATIENTS IN LARGE GROWING MARKETS ADVANCED WOUND CARE SURGICAL WOUND CARE OSTEOARTHRITIS 1 1 2 ~$11B ~$9B ~$7B ~$27B TOTAL ADDRESSABLE MARKET 7 1) Grand View Research (2021): Global Wound Care Market Report (2021-2028) 7 7 2) Grand View Research (2023): Osteoarthritis Injectables Market Report (2024-2030)

LEADING INNOVATION

MULTIPLE TECHNOLOGY PLATFORMS

Technology Platform	Technology Platform Description
Bioengineered Cellular 	• Products produced from living allogeneic cells • Wound and surgical regenerative therapies • PMA and BLA regulatory pathway
Amniotic / Placental 	• Products derived from human placental tissues and cellular fluids • Processing methodologies for optimal tissue properties • Proprietary processing methodologies (e.g., AlloFresh and LayerLoc) • BLA and 361 HCT/P regulatory pathways
Collagen Biomaterial 	• Porcine collagen biomaterial technology platform • Proprietary tissue cleaning processes • Allows bioengineering of persistence and strength • 510(k) regulatory pathway
Antimicrobial 	• Antimicrobial technology provides clinical and competitive advantage • PHMB is a broad-spectrum antimicrobial that prevents biofilm reformation • PHMB binds and disrupts negatively charged cell membranes[1]

1) Sources: Skin Pharmacology and Physiology 2020:23 (suppl 1): 17-27

ORGANOGENESIS | 8

FUELED BY SCIENCE

ROBUST REGENERATIVE PORTFOLIO

COLLAGEN / ANTIMICROBIAL	LIVING CELLULAR	PLACENTAL ALLOGRAFTS			AMNIOTIC INJECTABLE
PuraPly® AM, PuraPly® XT, PuraPly® SX, PuraPly® MZ	Apligraf®	Affinity®, Novachor®	CYGNUS® Dual	NuShield®	ReNu®
					
• The Power of Plus: Broad-spectrum PHMB[1] antimicrobial + native ECM scaffold[2]	• Skin substitute bioengineered with living cells	• The only fresh placental membrane allografts that retain native living cells	• Dual-layered, dehydrated human amniotic membrane	• A complete dehydrated placental allograft	• **INVESTIGATIONAL** • Cryopreserved amniotic suspension allograft

1) Polyhexamethylene biguanide
2) Sources: PuraPly Antimicrobial Surgical Wound Matrix [package insert]. Canton, MA: Organogenesis Inc; 2023, Brantley J, et al. *Wounds Int.* 2016;7(3):1-5, Hûbner NO, et al. ; *Skin Pharmacol Physiol.* 2010;23(1 suppl):17-27

ORGANOGENESIS | 9

40 YEARS OF INNOVATION, EVIDENCE and GROWTH ADVANCED WOUND CARE 1998 2016/2021 2017 2023 2021 2017 The only FDA- The only native A complete Dual-layered, The only fresh, The only fresh, living ECM scaffold + broad- approved living dehydrated dehydrated amniotic living cellular, cellular, human spectrum PHMB cellular product proven placental allograft membrane for omni- human amniotic chorion allograft 1 antimicrobial to heal both VLUs and directional 2 allograft DFUs application 10 1) Venous leg ulcer 1 10 0 2) Diabetic foot ulcer

40 YEARS OF INNOVATION, EVIDENCE and GROWTH SURGICAL WOUND CARE 2016 2017 2022 2023 The only native ECM A complete dehydrated Micronized, native- 4-layer native ECM scaffold scaffold + broad-spectrum placental allograft structured collagen matrix + broad-spectrum PHMB PHMB antimicrobial antimicrobial surgical solution 11 1 11 1

KEY DATA AND DEVELOPMENT TO DATE ® RENU ● Expect to submit BLA by end of 2025 ® ● ReNu achieved primary endpoint in first Phase 3 trial o Demonstrated a statistically significant reduction in knee osteoarthritis (OA) pain 1 at six months (p=0.0177) o Demonstrated a statistically significant maintenance of function at six months ® ReNu is a 1 (p<0.0001) cryopreserved, amniotic suspension allograft ● Enrollment in the second Phase 3 trial (ASA) developed for the completed significantly ahead of management of expectations, with 594 patients symptomatic knee ● Represents a transformational opportunity for osteoarthritis Organogenesis to enter large and growing pain management market with innovative therapy ● Will address unmet medical need for all Knee OA patients, if approved 12 1 1) ) O Or rg gan anog ogenes enesii s s P P rr es es ss R R el eeas leas e e ( 0 (05/ 5/002 2/2 /2 002 24) 4)

IMPROVED PATIENT OUTCOMES ® RENU CLINICAL DATA ENABLED ENTRY INTO PHASE 3 TRIALS 1 ▪ Patient-blinded, randomized, controlled clinical trial enrolled 200 patients ▪ Clinical significance in improvement of knee osteoarthritis pain to commercially available Hyaluronic acid (“HA”) and Saline 1 over 12 months 1 1 Lower VAS Pain Scores KOOS Pain Scores * p<0.05 ReNu vs. HA * p<0.05 ReNu vs. HA # p<0.05 ReNu vs. Saline 0 25 AS ReN Au 3 months 6 months 12 months HA * -5 Saline 20 -10 * -15 * 15 -20 -25 10 -30 -35 * ReNu 5 -40 HA Saline -45 * # 0 *, -50 3 months 6 months 12 months Visual Analogue Scale (VAS) KOOS Pain mean ± standard error for VAS overall Pain mean ± standard error for KOOS Pain 1) Gomoll AH, Farr J, Cole BJ, Flanigan DC, Lattermann C, Mandelbaum BR, Strickland SM, Zaslav KR, Kimmerling KA, Mowry KC. Safety and Efficacy of an Amniotic Suspension 1 13 3 Allograft Injection Over 12 Months in a Single-Blinded, Randomized Controlled Trial for Symptomatic Osteoarthritis of the Knee. Arthroscopy. 2021 Jul;37(7):2246-2257. VAS Overall Pain KOOS Pain Score

IMPROVED PATIENT OUTCOMES

RICH PIPELINE OF UNIQUE TECHNOLOGIES

Potential Timeline for Commercial Launch


2024
2025
2026
2027 +

PRODUCT

ADVANCED /SURGICAL WOUND CARE

PuraPly and PuraPlyAM Line Extensions

- Expand portfolio offering to meet the needs of additional sites of care
- Delivery of unique broad spectrum PHMB in surgical setting

- Development of large-scale surgical product
- Allow further expansion into surgical wound market

Placental Portfolio Expansion

- Expand portfolio offering to meet the needs of additional sites of care
- Allow further expansion into existing and new markets

Small Apligraf

- Development of a small Apligraf to treat smaller wounds
- Allows for further expansion into existing and new markets

Small Dermagraft

- Development of a small Dermagraft to support product relaunch
- Provides additional opportunities based on market reintroduction

BURN

FortiShield

- Biosynthetic matrix designed as a temporary covering for burn wounds prior to grafting or bioactive therapies.
- Provides a synthetic semi-permeable barrier to manage severe wounds

Transcyte

- Bioengineered tissue scaffold that promotes burn healing
- Provides an outer protective barrier for bioactive dermal components, increases re-epithelialization and pain relief

OA

ReNu

- Ongoing Phase 3 clinical study evaluating safety and efficacy of ReNu in symptomatic knee osteoarthritis (OA)
- Continued data generation and BLA approval expected to drive step-function sales growth in large and underserved market
- Continued exploration for indication expansion

ORGANOGENESIS | 14

OUR FOCUS STRATEGIC INITIATIVES TO DRIVE GROWTH • Continued commercial ramp of placenta-based products Advanced Wound Care • Penetration of additional sites of care & clinical specialties • Leverage PuraPly brand to accelerate surgical/OR growth and Surgical Wound Care share capture • Expand surgical/OR sales team & portfolio ® • Obtain BLA approval for ReNu in knee osteoarthritis Osteoarthritis ® • Pursue future BLA indications for ReNu • Develop manufacturing for Transcyte and Fortishield Burn • Launch burn commercial team 15 1 15 5

KEY MANAGEMENT

HIGHLY EXPERIENCED TEAM WITH STRONG TRACK RECORD OF SUCCESS



Gary Gillheeney,
President & CEO

- Has been the CEO of Organogenesis since 2014
- Previously served as CFO / COO from 2003 – 2014



Patrick Bilbo,
Chief Operating Officer

- Has served as COO since 2017
- Previously served in a variety of other research & operations leadership roles since 1999



David Francisco,
Chief Financial Officer

- Has served as CFO since 2021
- Previously spent 20 years at PerkinElmer in numerous leadership roles, including Vice President of IR and Finance



Brian Grow,
Chief Commercial Officer

- Has served as Chief Commercial Officer since 2017
- Previously served in a variety of commercial roles of increasing responsibility since 2004



Lori Freedman,
Chief Administrative and Legal Officer

- Has served as Chief Administrative and Legal Officer since 2023
- Previously served as a Vice President and General Counsel since 2018



Antonio Montecalvo,
VP, Health Policy

- Has served as VP, Health Policy since 2022
- Previously served in a variety of other health policy leadership roles since 2003



Robert Cavorsi,
VP, Strategy

- Has served as VP, Strategy since 2021
- Previously served in several commercial roles with the Company since 2004

ORGANOGENESIS | 16

FINANCIALS 17

FINANCIAL PROFILE 2024 FINANCIALS 2024 Financial Performance 2024 % Increase/Decrease 2023 $482M +11% $433M Net Revenue Gross Profit $366M +12% $327M 76.0% +60bps 75.4% % Gross Profit $50M +17% $43M Adjusted EBITDA Adjusted EBITDA% 10.3% +50bps 9.8% 18 18

FINANCIAL PROFILE ADJUSTED EBITDA RECONCILIATION Three Months Ended December 31, Year Ended December 31, 2024 2023 2024 2023 ($, in thousands) Net income (loss) 7,673 (568) 861 4,945 Interest expense, net (61) 502 1,544 2,190 Income tax expense 2,580 (1,228) (3,668) 5,447 Depreciation and amortization 3,615 2,982 13,623 10,448 Amortization of intangible assets 834 1,229 3,403 4,918 EBITDA 14,641 2,917 15,763 27,948 Stock-based compensation expense 2,891 2,366 10,578 8,996 Restructuring charge (1) - 1,918 - 3,796 Legal fees (2) - - - 1,182 Sales retention (3) - 272 - 694 Impairment of property and construction (4) - - 18,842 - Write down of capitalized internal-use software costs (5) - - 3,959 - Disposal of construction in progress (6) 645 - 645 - Adjusted EBITDA 18,177 7,473 49,787 42,616 1. Amounts reflect employee retention and benefits as well as other exit costs associated with our restructuring activities. 2. Amount reflects the legal and consulting fees incurred related to the published and subsequently withdrawn 2023 local coverage determinations, or LCDs. 3. Amount reflects the compensation expenses related to retention for those sales employees impacted by the published and subsequently withdrawn 2023 LCDs. 4. Amount reflects the impairment of a purchased building and associated unfinished construction work. 5. Amount reflects the write-down of costs previously capitalized as construction in progress in the development of internal-use software, that we determined have no future value. 6. Amount reflects construction in progress terminated and disposed of at one of our Canton, Massachusetts facilities, resulting from our decision to move certain operations to the Smithfield Facility. 1 19 9 19